UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2013

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

211 Main Street, San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 667-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The Charles Schwab Corporation (the Company) is filing this Current Report on Form 8-K for the purpose of conforming certain of its historical segment information to reflect the realignment of the Company’s reportable segments as a result of organizational changes. The segment formerly reported as Institutional Services was renamed to Advisor Services. Additionally, the Retirement Plan Services and Corporate Brokerage Services business units are now part of the Investor Services segment. These segment changes were made in the first quarter of 2013 and reflect the manner in which the Company currently manages its business.

This Current Report on Form 8-K updates the following items in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, to reflect the segment change:

Form 10-K:

   Item 1. Business

   Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

   Item 8. Financial Statements and Supplementary Data (revisions to Notes 9 and 25)

All updates to the Company’s Annual Report on Form 10-K relate solely to the presentation of segment-specific disclosures on a basis consistent with the current segment reporting structure. These updates have no effect on the Company’s previously reported results of operations, financial position, or cash flows. All other information in the Annual Report on Form 10-K remains unchanged and has not been otherwise updated for events occurring after December 31, 2012. The information in this Current Report on Form 8–K should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the Securities and Exchange Commission (except for the items updated herein).

The information in this Current Report on Form 8-K is deemed incorporated by reference into the Company’s registration statements filed under the Securities Exchange Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	From The Charles Schwab Corporation Annual Report on Form 10-K for the year ended December 31, 2012: “Part I – Item 1. Business,” “Part II – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Part II – Item 8. Financial Statements and Supplementary Data (revisions to Notes 9 and 25).”

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation

101.DEF	XBRL Extension Definition

101.LAB	XBRL Taxonomy Extension Label

101.PRE	XBRL Taxonomy Extension Presentation

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: June 24, 2013	By:	/s/ Joseph R. Martinetto
Joseph R. Martinetto
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	From The Charles Schwab Corporation Annual Report on Form 10-K for the year ended December 31, 2012: “Part I – Item 1. Business,” “Part II – Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Part II – Item 8. Financial Statements and Supplementary Data (revisions to Notes 9 and 25).”

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation

101.DEF	XBRL Extension Definition

101.LAB	XBRL Taxonomy Extension Label

101.PRE	XBRL Taxonomy Extension Presentation